UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2004

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25283 (Commission File Number) Identification No.)	33-0717312 (IRS Employer

6 Hutton Centre Drive, Suite 400 Santa Ana, California (Address of principal executive offices)		92707 (Zip Code)

(714) 427-3000
Registrant’s telephone number, including area code

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 3, 2004, the Compensation Committee of the Board of Directors of Corinthian Colleges, Inc. (the “Company”), approved forms of Executive Bonus Agreement (the “Executive Bonus Agreements”) for the Company’s fiscal year ending June 30, 2005, pursuant to the Company’s 2003 Performance Award Plan. The Executive Bonus Agreements will be entered into by executive officers of the Company, including the “named executive officers,” and set forth the target bonus (“Target Bonus”) for the executive officer and the performance criteria upon which the executive’s bonus will be based. Each executive’s bonus is a percentage of such executive’s base salary, and has been determined by the Compensation Committee of the Board of Directors for each executive. David G. Moore’s Target Bonus is 150% of his base salary and Jack D. Massimino’s Target Bonus is 125% of his base salary. Other than Messrs. Moore and Massimino, each of the “named executive officers” of the Company has a Target Bonus equal to 100% of his or her respective base salary.

     The maximum bonus which may be earned by any executive officer under the Executive Bonus Agreements is 150% of his or her respective Target Bonus. Pursuant to the Executive Bonus Agreements, bonus awards of up to 100% of the executive’s Target Bonus will be paid in cash, unless the executive has made a deferral election, in which case the executive may defer up to 90% of his or her Target Bonus in the form of fully vested deferred stock units. If any portion of the actual bonus paid to an executive under the Executive Bonus Agreements exceeds 100% of the executive’s Target Bonus, the Company may, at the discretion of its Board of Directors, contribute the excess in the form of a restricted stock unit award under the Company’s 2003 Performance Award Plan that will vest 25% per year over the next four years following the grant date.

     The foregoing summaries of the Executive Bonus Agreements are qualified in their entirety by reference to the text of each of the Executive Bonus Agreements, copies of which are filed as exhibits to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2004	CORINTHIAN COLLEGES, INC.
/s/ Dennis L. Devereux
Dennis L. Devereux
Executive Vice President, Administrative Services and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Executive Bonus Agreement under the Corinthian Colleges, Inc. 2003 Performance Award Plan by and between the Company and certain of its executive officers, including each of David G. Moore, Dennis L. Devereux, Bruce Deyong and Jack D. Massimino, pursuant to which bonus awards are based upon annual performance goals.

10.2	Form of Executive Bonus Agreement under the Corinthian Colleges, Inc. 2003 Performance Award Plan by and between the Company and certain of its executive officers, including Beth Wilson, who was one of the Company’s “named executive officers” for its most recently completed fiscal year, pursuant to which bonus awards are based upon both quarterly and annual performance goals.

10.3	Form of Executive Bonus Agreement under the Corinthian Colleges, Inc. 2003 Performance Award Plan by and between the Company and each of the Division Presidents of the Company, including Timothy T. Schutz, who was one of the Company’s “named executive officers” for its most recently completed fiscal year, pursuant to which bonus awards are based upon both quarterly and annual performance goals.